EXHIBIT 10.2

                                            SCHEDULE A TO EXHIBIT 10.1

The following individuals entered into Executive Group Life Split Dollar Plans with The Ohio Valley Bank Company identified below which are identical to the Executive Group Life Split Dollar Plan, dated April 29, 2003, between Jeffrey E. Smith and The Ohio Valley Bank Company filed herewith.

                                         Date of
Name                                     Executive Group Life Split Dollar Plan
Katrinka V. Hart                         March 21, 2000
E. Richard Mahan                         March 23, 2000
Larry E. Miller II                       March 22, 2000